UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2005
Date of Report (Date of earliest event reported)

BALSAM VENTURES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-32011	52-2219056
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#204, 1480 Gulf Road
Point Roberts, WA	98281
(Address of principal executive offices)	(Zip Code)

(360) 306-0230	(360) 230-0230
Registrant's telephone number, including area code	Registrant's facsimile number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02	DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective August 10, 2005, David Lam has resigned as the President, Chief Executive Officer and as a Director of Balsam Ventures, Inc. (the “Company”). There was no disagreement between Mr. Lam and the Company regarding any matter relating to the Company’s operations, policies or practices.

John Boschert, the Company’s Chief Financial Officer, Secretary, Treasurer and a Director has been appointed as President and Chief Executive Officer in Mr. Lam’s place.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALSAM VENTURES, INC.

Date: August 10, 2005

By:	/s/ John Boschert
____________________________________________
JOHN BOSCHERT
Secretary, Treasurer and Chief Financial Officer